CERTIFICATION OF CHIEF FINANCIAL OFFICER
                          OF CORPORATE GENERAL PARTNER

            PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Robert A. Bourne, the President and Treasurer of CNL Realty Corporation, the corporate general partner of CNL Income Fund IX, Ltd. (the "Partnership"), has executed this certification in connection with the filing with the Securities and Exchange Commission of the Partnership's Quarterly Report on Form 10-Q for the period ending March 31, 2003 (the "Report"). The undersigned hereby certifies that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date:   May 6, 2003                         /s/ Robert A. Bourne
                                            ---------------------------------
                                            Name:  Robert A. Bourne
                                            Title: President and Treasurer


                                            A signed original
                                            of this written
                                            statement required
                                            by Section 906 has
                                            been provided to
                                            CNL Income Fund
                                            IX, Ltd. and will
                                            be retained by CNL
                                            Income Fund IX,
                                            Ltd. and furnished
                                            to the Securities
                                            and Exchange
                                            Commission or its
                                            staff upon
                                            request.